EXHIBIT 10.9








                                  AMENDMENT TO
                   FINANCIAL ADVISORY AND CONSULTING AGREEMENT


THIS AMENDMENT TO THE FINANCIAL ADVISORY AND CONSULTING AGREEMENT is made and entered into as of this 5th day of December, 1996 by and between First American Railways, Inc. (the "Company") and International Capital Growth, Ltd., formerly known as Capital Growth International, L.L.C., (the "Consultant").

         In consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         The parties desire to amend the Financial Advisory and Consulting Agreement between the parties dated April 26, 1996 (the "Agreement") as follows:

         1. Section 2 of the Agreement shall be amended to provide for an extension of the term of the Agreement for eighteen (18) months beyond its existing twenty-four (24) month term, such that the Agreement will expire on October 26, 1999.

         2. Notwithstanding the provisions of Section 7 of the Agreement, the compensation due to Consultant for the period commencing July 31, 1996 through the extended term as provided above shall be paid in full by the issuance of 52,500 shares of common stock of the Company (the "Shares") in January 1997. The Company further agrees to use its "best efforts" to register for resale within six (6) months the Shares in a post-effective amendment to the pending Form SB-2 Registration Statement No. 333-9601 which has been previously declared effective.

         3. The two year periods referenced in Sections 8 and 9 of the Agreement shall be extended for eighteen (18) months and shall expire upon the expiration of the term of the Agreement.

         4. Except as provided above, the remaining terms of the Agreement are hereby ratified and remain in full force and effect.




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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the
Financial Advisory and Consulting Agreement as of the date hereof.

                           FIRST AMERICAN RAILWAYS, INC.

                                    By: /S/  WILLIAM T. NANOVSKY
                                        ---------------------------------------
                                        William T. Nanovsky
                                        Vice President and
                                        Chief Financial Officer


                           INTERNATIONAL CAPITAL GROWTH, LTD.

                                    By: /S/  ALAN L. JACOBS
                                        --------------------------------------
                                        Name:    Alan L. Jacobs
                                        Title:   Senior Managing Director